UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2016

NEUROTROPE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55275	46-3522381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

205 East 42nd Street, 16th Floor

New York, New York 10017

(Address of principal executive offices, including ZIP code)

(973) 242-0005

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On November 22, 2016, Neurotrope, Inc. (the “Company”) entered into documentation relating to the second and final closing (the “Final Closing”) of a private placement financing (the “Private Placement”) pursuant to the previously disclosed Securities Purchase Agreement, dated November 17, 2016 (the “Purchase Agreement”) entered into with certain accredited investors (the “Buyers”). In the Final Closing, the Company sold 21,600,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and warrants to purchase an equivalent number of shares of Common Stock, with an exercise price of $0.40 per share (subject to adjustment), for a period of five years from the date of issuance (the “Series F Warrants”), at a purchase price of $0.20 per share of Common Stock and Series F Warrant, for additional gross proceeds of approximately $4.3 million.

The Final Closing in the Private Placement was provided for and contemplated by the Purchase Agreement. The closing of the Private Placement was subject to customary closing conditions. The total gross proceeds from the closing of the Private Placement were approximately $24.5 million.

Registration Rights Agreement

As previously disclosed, in connection with the signing of the Purchase Agreement, the Company and the Buyers entered into a registration rights agreement (the “Registration Rights Agreement”) dated November 17, 2016, to which the Buyers in the Final Closing are also parties. Under the terms of the Registration Rights Agreement, the Company agreed to register the shares of Common Stock and the shares of Common Stock issuable upon exercise of the Series F Warrants sold to the Buyers pursuant to the Purchase Agreement. The Company is required to file a registration statement for the resale of such securities within 30 days following the closing date and to use its commercially reasonable efforts to cause each such registration statement to be declared effective no later than the earlier of (i) 90 days following the closing date (or 120 days following the closing date if the Securities and Exchange Commission causes a delay) and (ii) the second business day after the Company is notified that the registration statement will not be further reviewed. The Company may incur liquidated damages if it does not meet certain deadlines with respect to its registration obligations under the Registration Rights Agreement or if certain other events occur. The Company also agreed to other customary obligations regarding registration, including indemnification and maintenance of the effectiveness of the registration statement.

Placement Agent Compensation

As previously disclosed, in connection with the Private Placement, pursuant to a Placement Agency Agreement, dated October 13, 2016 (the “Placement Agency Agreement”), among the Company, Katalyst Securities LLC and GP Nurmenkari Inc. (the “Placement Agents”), the Company has agreed to pay the Placement Agents (i) a cash fee at each closing under the Purchase Agreement equal to ten percent (10%) of each closing’s gross proceeds and (ii) warrants to purchase shares of Common Stock at each closing under the Purchase Agreement equal to ten percent (10%) of the number of shares of Common Stock sold in each closing, with an exercise price of $0.20 per share and a five-year term (the “Broker Warrants”). Such Broker Warrants shall not become exercisable until the Company’s stockholders have approved an amendment to its Articles of Incorporation to increase the number of authorized shares and such amendment is filed in Nevada.

Important Additional Information

The foregoing descriptions of the Purchase Agreement, the Series F Warrant, the Broker Warrant, the Registration Rights Agreement and the Placement Agency Agreement are each qualified in its entirety by reference to the full text of each of the Purchase Agreement, the form of Series F Warrant, the form of Broker Warrant, the Registration Rights Agreement and the Placement Agency Agreement, which are filed as Exhibit 10.1, 4.1, 4.5, 10.2 and 10.4, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2016 and are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in “Item 1.01. Entry into a Material Definitive Agreement” regarding the Private Placement is incorporated herein by reference in its entirety.

Based in part upon the representations of the Buyers in the Purchase Agreement, the Common Stock, the Series F Warrants and the Broker Warrants were offered and sold in a private placement to accredited investors or qualified institutional buyers without registration under the Securities Act, or the securities laws of certain states, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Series F Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2016)
4.2	Form of Broker Warrant (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2016)
10.1	Securities Purchase Agreement, dated November 17, 2016, by and among Neurotrope, Inc. and the buyers signatory thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2016)
10.2

Registration Rights Agreement, dated November 17, 2016, by and among the Company and the Buyers signatory thereto (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2016)

10.3	Placement Agency Agreement, dated October 13, 2016, by and among the Company, Katalyst Securities LLC and GP Nurmenkari Inc. (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROTROPE, INC.

Dated: November 22, 2016	By:	/s/ Robert Weinstein
	Name:	Robert Weinstein
	Title:	Chief Financial Officer, Executive Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Series F Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2016)
4.2	Form of Broker Warrant (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2016)
10.1	Securities Purchase Agreement, dated November 17, 2016, by and among Neurotrope, Inc. and the buyers signatory thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2016)
10.2

Registration Rights Agreement, dated November 17, 2016, by and among the Company and the Buyers signatory thereto (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2016)

10.3	Placement Agency Agreement, dated October 13, 2016, by and among the Company, Katalyst Securities LLC and GP Nurmenkari Inc. (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2016)